SUPPLEMENT DATED AUGUST 9, 2012
To the variable annuity prospectuses of:

Allianz VisionSM
Dated June 14, 2012, as supplemented July 9, July 23, and August 2, 2012, for contracts issued on or prior to April 29, 2011

Allianz High Five®
Allianz High Five® L
Valuemark® II
Dated April 30, 2012 as supplemented August 2, 2012

Allianz Alterity®
Allianz Rewards®
Dated April 30, 2012

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	For Allianz High Five, Allianz High Five L, Valuemark II, Allianz Alterity and Allianz Rewards Contracts

Effective September 17, 2012, we are no longer accepting additional Purchase Payments to your Contract. If you are participating in the automatic investment plan (AIP), your plan will stop and your last AIP Purchase Payment will occur on August 20, 2012. After this date you cannot request to begin a new AIP.

These changes do not apply to Contracts issued in Connecticut, Florida, or New Jersey.

2.	For Allianz Vision Contracts issued on or prior to April 29, 2011

Effective September 17, 2012, we are no longer accepting additional Purchase Payments to Contracts issued before August 17, 2009. If your Contract was issued before August 17, 2009 and you are participating in the automatic investment plan (AIP), your plan will stop and your last AIP Purchase Payment will occur on August 20, 2012. After this date you cannot request to begin a new AIP.

These changes do not apply to Contracts issued in Connecticut, Florida, or New Jersey.

 (VSN-042, HFV-001, HFL-008, ALT-020PP, REW-013PP, VUM-009)
PRO-009-0512